PATRICK INDUSTRIES, INC.

Investor Presentation
November 2015

NASDAQ: PATK

Forward-Looking Statements

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission.

This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Company Overview

PATRICK INDUSTRIES, INC.



CUSTOMER
1st
F
I
R
S
T

North American Forest Products
ADORN
BETTERWAY PRODUCTS
CUSTOM VINYLS
North American MOULDING
PRECISION PAINTING
ATA COUNTERTOPS
CWD Creative Wood Designs
Gustafson Lighting
PATRICK Distribution
FOREMOST
Interior Components Plus
Middlebury Hardwood Products
WSF West Side Furniture
Structural Composites of Indiana
CARRERA CUSTOM PAINTING
PRAXIS GROUP
MILLENNIUM PAINT
GuestAudioVideo
FRONTLINE MANUFACTURING
Premier Concepts Inc.
INFINITY
PolyDyn3
DECOR
Gravure Ink
DECORATIVE DYNAMICS
CHARLESTON

Patrick History

1959 — Company founded

1961 — Date of Incorporation

1968 — Company taken public (NASDAQ)

2007 — Acquires Adorn Holdings, Inc. – the largest acquisition in the Company's history (5/07)

Completes $110MM Leverage Based Credit Facility in an 8 bank syndication led by JPMorgan (5/07)

2008 — Todd Cleveland named President ('08) /CEO ('09)

Company issues shares in private placement and conducts Rights Offering to pay off subordinated debt

2010 — Company drives its Organizational Strategic Agenda (OSA) and Customer First Performance Oriented Culture

2011 — Raises capital from majority shareholder and completes Refinancing via $50MM ABL Credit Facility led by Wells Fargo to execute on strategic growth and acquisition plans (3/11)

2012 — Completes Refinancing $80MM Leverage Based Credit Facility led by Wells Fargo (10/12)

2013 — Announces Stock Repurchase Plan (2/13) with increases announced in 2/14 and 2/15

2015 — Completes 3-for-2 common stock split (5/15)

Refinances Credit Facility led by Wells Fargo to $125MM (6/14), to $165MM (11/14), to $185MM (2/15), to $250MM (5/15) & to $300MM (8/15)

Acquisition Highlights (2010-2015):

- 23 companies
- $277MM aggregate purchase price
- $529MM annualized sales
- Primarily RV industry-based

Patrick Industries Fact Sheet

- Leading national manufacturer and supplier of building and component products to the RV, MH & Industrial markets
- Headquartered in Elkhart, Indiana – the *"RV Capital of the World"*
- 41 manufacturing and 16 distribution centers
- 3,800+ employees
- Strong customer relationships



RV market: 75% of 9M '15 revenues

- Includes laminated panels, countertops, fabricated aluminum and FRP products, wrapped mouldings, cabinet doors, wiring/electrical/plumbing, furniture, interior passage doors, exterior graphics and RV painting, interior lighting, wall coverings, fiberglass RV caps, bath fixtures and small components, mattresses, and simulated wood and stone products



MH market: 14% of 9M '15 revenues

- Includes wall/ceiling panels, pressed and hardwood doors, wiring/electrical/plumbing, cement siding, drywall and roofing products, lighting, wall coverings, bath and shower surrounds, and trusses



Industrial market: 11% of 9M '15 revenues

- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, and office and residential furniture

Patrick Facility Profile


ADORN
Gravure Ink
FRONTLINE
BETTERWAY
DECOR
PATRICK

- Nationwide network of manufacturing and distribution centers serving the RV, MH and Industrial markets
  - Square footage (as of November 2015) – owned (1.8M); leased (2.2M)
- Majority of Patrick's businesses are strategically located in Indiana to serve the major RV OEMs
  - Approximately 85% of all RVs manufactured in the U.S. in 2014 were produced in Indiana.
  - Close proximity to RV OEMs enables just-in-time delivery and the realization of cost efficiencies for customers, suppliers and manufacturers.

RV Production Source: Recreation Vehicle Industry Association (RVIA)

The RV Market

RV Market Quick Facts



	2005	2011
# of U.S. RV-owning households	7.9 million	8.9 million
Average age of typical RV owner	49 years	48 years
Median income of RVers		$62,000
Ownership rates:		
35 - 54 years (fastest growing segment)	9.0%	11.2%
55 years or older (highest rate of RV ownership)	8.6%	9.3%



- RV OEMs provide optimal mix of size, amenities and price points for all consumers.
- Lifestyle trends spur demand for RVs: "mini" vacations with trips in close proximity to home.
- Shift in U.S. culture toward more RV-related activities.
- 70% of current RV owners plan to purchase another RV to replace their current unit.
- Typical RV family vacation is 23%-59% less expensive for a family of four.
- The most prominent reason current RV owners have for purchasing an RV included family transitions.
- Number of consumers between the ages of 55 and 74 are projected to reach 78 million by 2025 (24% higher than in 2012).
- 10,000 Baby Boomers are projected to turn 65 years old each day for the next decade. For the next 20 years, Generation Xers will be the dominant group of consumers, particularly for first time RV purchases.

Source: RVIA & RV Consumer Demographic Profile – 2011; Bureau of Labor Statistics & U.S. Census Bureau 2015

RV Market Indicators




Ind.
11%
MH
14%
RV
75%
PATK Sales Mix by Industry

Drivers of Consumer Demand


Job security & disposable income
Changing lifestyle trends
Availability of financing
Consumer confidence
Consumer Demand

Market Growth


Number of aging "Baby Boomers"
Array of product choices
Long-Term Market Growth
Attraction to younger buyers
Economical vacation

- Industry reports indicate that RV dealer inventory levels continue to be in line with retail demand.
- Given favorable demographic trends, the RV industry has a positive long-term outlook as overall economic conditions and consumer confidence continue to improve.

Source: RVIA

RV Industry Annual Shipment Trends

The RV industry has experienced steady growth over the last five years following a 58% decline in unit shipments during the period of 2006-2009. While past major cycle downturns were surrounded by major economic and global events, trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle, current demographic indicators, and overall economic conditions. Additionally, average shipment increases over each of the last prior peaks points to an extended runway and the next potential peak at over 476,000 units approximating the 6th inning of the cycle statistically.



RV Wholesale Unit Shipments
Gulf War
9/11 Attacks
Residential Housing Crisis
Potential Runway
+~21%
+~24%
+~22%
+~22%
173
163
203
228
259
247
248
255
293
321
300
257
311
321
370
384
391
353
237
166
242
252
286
321
357
385
476
Consumer Confidence
RV Shipments (000's)
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
2016F
2017F
2018F
2019F
2020F
Consumer Confidence
RV Annual Shipments

Source: 1990–2014 RV Annual Shipments per RVIA; Consumer Confidence per The Conference Board Inc. (2015F is the average through 10/31/15).

Patrick RV Content Per Unit

RV content per unit has increased consistently with our acquisition and organic growth over the last 5 years. We estimate total RV content available in the current product lines that we sell of over approximately $5,600 per unit.



$'s Sold / RV Unit Shipped*
26% CAGR
Content Per Unit ($)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$672
$671
$697
$742
$823
$924
$1,002
$1,048
$1,142
$1,217
$1,271
$1,338
$1,364
$1,410
$1,488
$1,536
$1,629
$1,707
$1,739
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15

*Based on TTM Average

The MH Market

MH Market Quick Facts



- Average structure cost per sq. ft. (2014): $45 (MH) vs. $97 (single family home)
- Average MH retail price (2014): $65,300 for 1,440 sq. ft.
- Multiple exterior options and interior floor plans available; customized to meet consumer needs
- Engineered for wind safety and energy efficiency based on geographic region in which they are sold; sustain no more damage in hurricanes than site-built homes
- Appreciate in value as with other forms of housing
- Typical financing terms for MH loans on new homes:
  - 10%-20% down payment
  - 15-30 year terms – based on credit profile, home size, and loan type

Source: Manufactured Housing Institute (MHI)



MH Market Indicators


Ind.
11%
MH
14%
RV 75%
PATK Sales Mix by Industry

Drivers of Consumer Demand


Dealer and manufacturer inventory levels
Affordability and quality
Financing/ credit availability
Consumer confidence
Consumer Demand

Market Growth


Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- Opportunity for moderate year-over-year growth; limited downside risk in near-term if volumes maintain historical relationship with new housing starts.
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years.
- Potential gain from the recalibration of quality credit standards, job growth, and the significant number of consumers in transitional housing and most likely return to more permanent housing.
- Driving forces within the MH industry: technological advances, evolutionary designs, and a focus on delivering quality homes that families can afford.

Source: MHI

MH Annual Shipment Trends

The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending. We believe, however that there is pent up demand being created and significant upside potential for this market based on current demographic trends including multi-family housing capacity and improving credit and financing conditions, among other factors.



MH Wholesale Unit Shipments
Shipments (000's)
400
350
300
250
200
150
100
50
0
Loose MH Credit & Lending Standards
Loose Residential Housing Credit & Lending Standards
Residential Housing Crisis
Restricted MH and Residential Housing Credit & Lending Conditions
188
171
211
254
304
340
363
353
373
349
251
193
168
131
131
147
118
96
82
50
50
52
55
60
64
69
76
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
2016F

Source: 1990-2014: MHI; 2015 and 2016 Company Forecast (F)

Patrick MH Content Per Unit

Our content per unit shipped has remained fairly consistent despite the impact of vertical integration in prior periods by our largest MH customer. We believe we are well-positioned to participate in the continued expected improvement of this industry. We estimate total MH content available in the products that we sell of more than approximately $6,200 per unit.



$'s Sold / MH Unit Shipped*
Content per Unit ($)
$2,100
$1,800
$1,500
$1,200
$900
$600
$300
$1,583
$1,547
$1,500
$1,438
$1,441
$1,461
$1,498
$1,556
$1,580
$1,585
$1,599
$1,582
$1,599
$1,592
$1,614
$1,692
$1,718
$1,790
$1,820
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15

*Based on TTM Average

The Industrial Market



Industrial Market Indicators


Ind.
11%
MH
14%
RV 75%

PATK Sales Mix by Industry

Drivers of Consumer Demand


New residential housing construction
Consumer Demand
Existing home sales

Market Growth


New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 50% of the Company's industrial revenue base is tied directly to the residential housing market (new construction and remodel).
- Our sales to the industrial market generally lag new residential housing starts by six to nine months.
- Patrick has targeted certain sales efforts towards industrial market segments less directly tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets.

New Housing Starts Trends

We estimate that approximately 50% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery. Our products have applicability in both new construction and remodel markets.



2,500
2,000
1,500
1,000
500
0
New Housing Starts (000's)
1,193
1,014
1,200
1,288
1,457
1,354
1,477
1,474
1,617
1,641
1,569
1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
925
1,003
1,119
1,255
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
2016F

- 71% improvement in housing starts from 2010-2014. National Association of Home Builders (NAHB) predicts a 12% increase in total housing starts for full year 2015 over the prior year (as of November 3, 2015).
- Despite recent growth, housing starts remain well below historical levels.

Source: 1990-2014: U.S. Census Bureau; 2015F & 2016F: NAHB (as of November 3, 2015)

Industrial Organic Growth

Growing our legacy core product lines into adjacent markets outside of RV and MH continues to be part of our strategic growth plans. We will continue to concentrate in the residential cabinet and furniture, retail, commercial, hospitality and institutional markets, where positive momentum and market share gains continue to drive strong sales growth.

Legacy Industrial Organic Sales Growth*



($ in millions)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
15% Organic Growth CAGR
2010
2011
2012
2013
2014

Markets

- 50% residential housing
- 50% retail, commercial, hospitality and institutional

Product Types

- Paper and vinyl laminated panels
- High pressure laminate ("HPL")
- Fabricated and contour banded parts

Industrial Market Advantages

- Higher margins relative to Patrick consolidated margin profile
- Expanding economy and investment in retail, office and commercial space
- Pent up demand in residential housing
- Industry financing becoming more available

*Industrial sales excludes the impact of companies acquired from 2010-2014

Strategy Execution

Capital Allocation

Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow the business model.

- Acquisitions
- Investments in infrastructure and capital expenditures
- Debt reduction & leverage position
  - We expect to utilize availability under our credit facility and maintain an appropriate leverage position to support our strategic growth initiatives.
- Stock buyback program
  - At prices and volumes deemed appropriate by the Board and management.

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams with strong customer and supplier relationships and operational talent
  - High quality product lines
  - Strong growth potential
  - Strategic value proposition to our business model
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial sprit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Capitalize on the opportunity to cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities
  - Grow top line and bottom line results and earnings per share
- **Diversification opportunities**:
  - Seek out and pursue acquisitions in adjacent markets that further leverage our core management capabilities in manufacturing and distribution and diversify our end market exposure
- **Acquisition profile:**
  - We maintain a disciplined approach and are comfortable evaluating and exploring both smaller and larger acquisition candidates that have the potential to bring long term strategic value to the organization.
  - The pipeline continues to have a broad scale of candidates with annualized revenues ranging from $10 million to $60 million in size.

Acquisition Summary by Year (2010 – 2015)

Acquisitions continue to be a part of our strategic growth plan as we have acquired an average of over $134MM of annualized revenues in each of the past 3 years. In 2015, we have acquired approximately $233MM of annualized revenues.

2010 Acquisition Highlights
- 2 companies
- $6MM aggregate purchase price
- $22MM annualized sales
- Primarily RV market-based

2011 Acquisition Highlights
- 3 companies
- $7MM aggregate purchase price
- $26MM annualized sales
- Primarily RV & Industrial market-based

2012 Acquisition Highlights
- 4 companies
- $30MM aggregate purchase price
- $80MM annualized sales
- Primarily RV market-based

2013 Acquisition Highlights
- 3 companies
- $17MM aggregate purchase price
- $42MM annualized sales
- Primarily RV market-based

2014 Acquisition Highlights
- 7 companies
- $72MM aggregate purchase price
- $126MM annualized sales
- Primarily RV market-based

2015 Acquisition Highlights
- 4 companies
- $145MM aggregate purchase price
- $233MM annualized sales
- Primarily RV market-based

North American Acquisition

In conjunction with our capital allocation strategy and related strategic growth initiatives, we acquired two high quality companies in early September that afford us the opportunity to increase our content per unit and allow for the introduction of new and innovative product lines that complement our core competencies.

North American Forest Products

North American MOULDING

- Significant opportunity to expand content per unit in one of our legacy core competencies – profile wraps, custom mouldings, laminated panels and moulding products
- "Best of Both Worlds" product lines with softwoods market diversification opportunity in RV/MH/Industrial markets outside of the Midwest – lumber, panels, trusses, bow trusses, industrial packaging materials
- Immediately accretive to 2015 net income per share
- $165MM Revenue (July 2015 TTM estimated)
- Significant synergy opportunities – purchasing power, commodity market and lamination knowledge
- Innovative engineering, technologies and processes
- Pro-forma leverage profile well within strategic plan and comfort level
- Customer first approach aligned with Patrick focus
- National "bundling opportunity" through our other divisions

Reinvesting in the Business - Capital Expenditures

We will continue to invest in our infrastructure and flex our capital spends where necessary to align with our demand levels.


($ in thousands)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$4,086
$5,774
$11,866
$9,811
$12,095
$8,243
$7,505
$3,807
$1,817
$4,187
$5,293
$10,605
$8,503
$7,480
$2,453
$4,218
$309
$1,356
$2,436
$7,895
$8,669
$6,542
$4,731
$8,000
Recession
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q3 '15 YTD
2015F

Stock Buyback

Since the inception of the stock buyback program in February 2013 through September 2015, we have repurchased a total of 1,323,870 shares at an average cost per share of $19.38 - 51% below the September 27, 2015 closing stock price of $39.74.



$39.74
Stock Buyback (000's)
Stock Price
1,600
1,400
1,200
1,000
800
600
400
200
0
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
388
611
611
611
611
753
870
1,128
1,324
1,324
1,324
$9.18
$9.95
$9.95
$9.95
$9.95
$12.97
$14.95
$17.73
$19.38
$19.38
$19.38
388
223
142
117
258
196
Incremental Shares Purchased
Cumulative Shares Repurchased
Avg. Close Share Price
Cumulative Avg. Price of Share Buyback

★ *Q3 '15 Closing Share Price*

Capital Allocation

Since year-end 2009 through Q3 2015 YTD, we have allocated approximately $334 million in the aggregate of capital to acquisitions, capital spending and stock buybacks, while only increasing debt by $183 million.



$767 Million Estimated Sales Increase
2010 – Q3 2015 YTD*
($ in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$42
$277
$31
$26
($151)
$225
2009 Total Debt
Acquisitions
Capital Spending
Stock Buybacks
Debt Payments
Q3 2015 YTD Total Debt

*ProForma Sales(PF) is based on TTM sales through September 2015.

Balance Sheet Strength

We expect to, and continue to utilize our leverage for strategic acquisitions, followed shortly thereafter by an accelerated deleverage cycle based on strong operating cash flows. We are confident in our ability to size the business model according to the revenue stream based on our high variable cost mix.



Leverage Position Trend
Leverage (Funded Debt/EBITDA)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
$29.9MM of Acquisitions
DECOR
CWD
FRONTLINE
WSF
West Side Furniture
$16.5MM of Acquisitions
CARRERA
MILLENNIUM
PolyDyn
$72.3MM of Acquisitions
BETTERWAY
North American Forest Products
$145.6MM of Acquisitions

Shareholder Value

The execution of our strategic initiatives has resulted in an approximate 3,100% return to shareholders during the period of 2010 – October 31, 2015.



Monthly Closing Stock Price Trend
Closing Stock Price
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$1.43
$1.39
$1.82
$1.59
$1.49
$1.39
$1.33
$1.34
$1.24
$1.34
$1.84
$2.73
$3.81
$4.11
$8.10
$8.63
$8.76
$8.50
$7.76
$8.67
$10.31
$11.78
$11.59
$10.37
$10.97
$8.84
$10.51
$13.51
$12.99
$13.86
$16.61
$18.05
$20.03
$20.85
$20.83
$19.29
$24.00
$28.13
$29.55
$26.71
$25.20
$31.06
$27.77
$27.79
$28.24
$28.48
$29.73
$29.32
$28.67
$36.83
$41.51
$40.04
$39.87
$38.05
$36.04
$37.79
$39.49
$40.58
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May -12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15

Patrick has approximately 15.6 million shares outstanding and a market capitalization of approximately $631 million as of October 31, 2015.

Stock Performance

As of October 31, 2015, our split-adjusted closing stock price was $40.58, approximately 92% of our pre-split closing stock price of $43.98 on December 31, 2014, and generating a 38% total shareholder return over that time period.



Split Adjusted Stock Performance
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$28.93
$43.98
$19.29
$29.32
$40.58
52% TSR
38% TSR
12/31/13
12/31/14
10/31/15
Pre-Stock Split Close Price
Post-Stock Split Close Price

Financial Performance

Sales / Net Income / Diluted EPS Summary (Reported) 2012 – 9M '15


Sales
($ in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$437
$595
$736
$546
$672
2012
2013
2014
9M'14
9M'15


Net Income
($ in millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$28.1
$24.0
$30.7
$23.4
$30.2
2012
2013
2014
9M'14
9M'15


Diluted EPS
(per share)
$2.00
$1.50
$1.00
$0.50
$0.00
$1.76
$1.49
$1.91
$1.45
$1.95
2012
2013
2014
9M'14
9M'15

Sales / Net Income / Diluted EPS Summary (Adjusted) 2012 – 9M '15


($ in millions)
Sales
$800
$700
$600
$500
$400
$300
$200
$100
$437
$595
$736
$546
$672
2012
2013
2014
9M'14
9M'15


($ in millions)
Net Income - Adjusted*
$40.0
$30.0
$20.0
$10.0
$0.0
$14.7
$23.6
$30.7
$23.4
$30.2
2012
2013
2014
9M'14
9M'15


Diluted EPS - Adjusted*
(per share)
$2.00
$1.50
$1.00
$0.50
$0.00
$0.92
$1.46
$1.91
$1.45
$1.95
2012
2013
2014
9M'14
9M'15

*Reflects adjustments for differences in Patrick's tax position in 2012-2015 as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedule on page 42 for the reconciliation to reported GAAP net income and diluted EPS.

TTM Gross and Operating Margin Improvement

Our gross and operating margins have continued to increase driven by increased sales volume, leveraging our fixed costs and strategic acquisitions.



TTM Gross and Operating Margins
Margin %
($ millions)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
$140
$120
$100
$80
$60
$40
$20
$0
10.8%
11.1%
11.3%
10.9%
10.7%
10.9%
11.8%
13.5%
14.4%
15.5%
15.7%
15.2%
15.0%
15.0%
15.2%
15.1%
15.3%
15.4%
15.7%
16.0%
16.1%
16.1%
16.2%
16.3%
0.6%
3.0%
3.5%
3.0%
2.3%
1.6%
2.2%
3.7%
4.4%
5.9%
6.2%
6.2%
6.2%
6.3%
6.8%
6.7%
6.8%
6.9%
6.9%
7.0%
7.0%
7.0%
7.2%
7.3%
$23
$1
$30
$6
$44
$13
$66
$27
$91
$41
$119
$51
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Gross Margin
Operating Income
Gross Margin %
Operating Margin %

Investor Contacts

Andy Nemeth
Chief Financial Officer
(574) 294-7511
nemetha@patrickind.com

Julie Ann Kotowski
Director of Investor Relations
(574) 294-7511
kotowskj@patrickind.com

Analyst Coverage

CJS Securities
Daniel Moore
dmoore@cjs-securities.com

CL King & Associates
Scott Stember
sstember@clking.com

Appendix

Acquisition Summary (2010 – 2015)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
01/2010	Quality Hardwoods Sales	$2.0 MM	$2 MM	Manufacturing	RV	Cabinet Doors
08/2010	Blazon International Group	$3.8 MM	$20 MM	Distribution	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	Distribution	RV	Painted countertops, foam products, and furniture products
09/2011	A.I.A. Countertops, LLC	$5.5 MM	$20 MM	Manufacturing	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	Manufacturing	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	Décor Mfg., LLC	$4.3 MM	$17 MM	Manufacturing	RV	Laminated and wrapped products
07/2012	Gustafson Lighting	$2.8 MM	$12 MM	Distribution	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	Creative Wood Designs, Inc.	$3.0 MM	$18 MM	Manufacturing	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	Manufacturing	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

*Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – 2015) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
Sep-13	Frontline Mfg., Inc.	$5.2 MM	$15 MM	Manufacturing	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
Sep-13	Premier Concepts, Inc.	$2.6 MM	$10 MM	Manufacturing	RV, MH & Industrial	Solid surface countertops
Sep-13	West Side Furniture	$8.7 MM	$17 MM	Distribution	RV	Recliners, mattresses, other furniture products
Jun-14	Precision Painting Group	$16.0 MM	$28 MM	Manufacturing	RV	Exterior full body painting
Jun-14	Foremost Fabricators, LLC	$45.4 MM	$75 MM	Manufacturing & Distribution	RV	Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil
Sep-14	PolyDyn3, LLC	$1.3 MM	$2.5 MM	Manufacturing	RV	Fabricated simulated wood and stone products
Nov-14	Charleston Corporation	$9.5 MM	$20 MM	Manufacturing	RV	Fiberglass and small plastic components

* Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – 2015) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
Feb-15	Better Way Partners, LLC	$40.5 MM	$50 MM	Manufacturing	RV	Fiberglass components
May-15	Structural Composites of Indiana, Inc.	$20.1 MM	$18 MM	Manufacturing	RV, Marine & Industrial	Fiberglass front and rear caps and roofs and other specialty fiberglass components
Sep-15	North American	$85.0 MM	$165 MM	Manufacturing	RV, MH & Industrial	Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials

* Projected Annualized Sales as of the acquisition date

Supplementary Schedules

Reconciliation of GAAP Net Income/Diluted EPS to Adjusted Net Income/Diluted EPS

($ in thousands)	2012	2013	2014	9M '14	9M '15
Reported net income (GAAP)	$ 28,095	$ 24,040	$ 30,674	$ 23,381	$ 30,183
Adjustment factors:					
Write-off unamortized discount on subordinated notes	685	-	-	-	-
Premiums paid on prepayment of subordinated notes	263	-	-	-	-
(Gain) loss on sale of fixed assets & acquisition of business	(238)	(430)	30	(27)	-
Stock warrants revaluation	1,731	-	-	-	-
Receivable recovery	-	(262)	-	-	-
Income taxes (credit)	(6,823)	14,734	18,404	14,637	18,098
Adjusted pretax income	23,713	38,082	49,108	37,991	48,281
Income taxes*	9,011	14,471	18,416	14,627	18,098
Adjusted net income (Non-GAAP)	$ 14,702	$ 23,611	$ 30,692	$ 23,364	$ 30,183

(per share data)	2012	2013	2014	9M '14	9M '15
Reported diluted net income per share (GAAP)	$ 1.76	$ 1.49	$ 1.91	$ 1.45	$ 1.95
Net EPS impact due to adjustment factors above	(0.84)	(0.03)	-	-	-
Adjusted diluted net income per share (Non-GAAP)	$ 0.92	$ 1.46	$ 1.91	$ 1.45	$ 1.95

*Utilized full year estimated effective tax rate of 38.0% for the 2012 and 2013 fiscal years and 37.5% for the 2014 fiscal year. The effective tax rate utilized for 9M '14 and 9M '15 was 38.5% and 37.5%, respectively.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.